Commitments and Contingencies	12 Months Ended
Jun. 30, 2015
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments and Contingencies
19.	COMMITMENTS AND CONTINGENCIES

(a)	Non-cancellable Advertising Fee and Operating Lease Commitments

The Group has entered into non-cancellable advertising service contracts with advertising suppliers and outstanding operating leases commitments for certain offices under non-cancellable leases. Future minimum payments with respect to these agreements as of June 30, 2015 are as follows:

	Advertising Commitments	Operating Leases	Total
	RMB	RMB	RMB
2016	224	52,520	52,744
2017	-	43,180	43,180
2018	-	33,893	33,893
2019	-	29,429	29,429
2020 and thereafter	-	4,216	4,216
	224	163,238	163,462

Rental expenses for the years ended June 30, 2013, 2014 and 2015 amounted to RMB35,570, RMB42,177 and RMB53,742, respectively.

(b)	Contingencies

Pursuant to the PRC Regulations on the Administration of Talents Market, companies that purport to engage in human resources related services need to obtain a human resources service license. As of June 30, 2015, four branches of Beijing Wangpin have been conducting human resources related services without the human resources service license and may be ordered to cease operations and a fine of up to RMB30 per entity may be imposed, by local human resources bureaus. If these entities were ordered to cease operations, this would have a material adverse impact on the operations of the Group. For periods presented, the Group has not been subject to any fines nor has any entity been ordered to cease operations. The Group is in the process of remediating such non-compliance and has not provided for any contingent liabilities as it does not believe any loss is probable and estimable.

The Group has no material contingent liabilities outstanding as at June 30, 2015.